SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 3, 2001
                         ------------------------------

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)





        Delaware                   0-21995                         06-1419064
        --------                   -------                         ----------
(State of Incorporation)    (Commission File No.)     (IRS Employer Identification Number)




               15 Riverside Avenue
              Westport, Connecticut                                06880-4214
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      (Address of Principal Executive Office)                      (Zip Code)



                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

Item 5.           Aerospace Products International Awarded Third Party Logistics
                  Contract

                  On August 3, 2001 Aerospace Products International Inc., a subsidiary of First Aviation Services Inc., issued a press release announcing that it had been awarded a long term contract to provide third party logistics services to Superior Air Parts, Inc. A copy of the press release, exhibit 99.2, is attached and incorporated by reference.

                  (c)      Exhibits

                  99.2 Press release dated August 3, 2001 announcing that Aerospace Products International had been awarded a long term contract to provide third party logistics services to Superior Air Parts, Inc.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST AVIATION SERVICES INC.



Date:    August 6, 2001             By:     /s/ John A. Marsalisi
                                            ---------------------

                                    Name:    John A. Marsalisi
                                    Title:   Secretary, Vice President &
                                             Chief Financial Officer (Principal
                                             Finance and Accounting Officer)